Morgan Stanley Municipal Premium Income Trust
                     Item 77(o) 10f-3 Transactions
                    January 1, 2003 - June 30, 2003


Security    Date    Price    Shares    % of  Total        Purchas  Broker
            of      Of       Purchas   Asset Issued       ed
            Purcha  Shares   ed        s                  By Fund
            se
Los         02/20/  Various  2,000,0   0.74% $2,100,000,   0.14%   Merrill
Angeles       03                00               000               Lynch &
Unified                                                            Co.; Banc
School                                                             of
District,                                                          America
2003 Ser A                                                         Securitie
(MBIA)(Aaa                                                         s LLC;
/AAA)                                                              Lehman
                                                                   Brothers;
                                                                   Salomon
                                                                   Smith
                                                                   Barney;
                                                                   UBS
                                                                   PaineWebb
                                                                   er Inc.;
                                                                   E.J. De
                                                                   La Rosa &
                                                                   Co.,
                                                                   Inc.;
                                                                   Prudentia
                                                                   l
                                                                   Securitie
                                                                   s
                                                                   Incorpora
                                                                   ted;
                                                                   Siebert
                                                                   Brandford
                                                                   Shank &
                                                                   Co., LLC;
                                                                   U.S.
                                                                   Bancorp
                                                                   Piper
                                                                   Jaffray